SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 10, 2002

ELANTEC SEMICONDUCTOR, INC.

(Exact name of Registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

000-26690	77-0408929

(Commission File Number)	(IRS Employer Identification No.)

675 Trade Zone Boulevard, Milpitas, California	95035

(Address of principal executive offices)	(Zip Code)

(408) 945-1323

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Item 5: Other Events.
Item 7: Financial Statements and Exhibits.
SIGNATURE
EXHIBIT INDEX
EXHIBIT 2.01
EXHIBIT 2.02
EXHIBIT 2.03
EXHIBIT 2.04
EXHIBIT 99.01

Item 5: Other Events.

     On March 10, 2002, Elantec Semiconductor, Inc. (“Elantec”), Intersil Corporation (“Intersil”) and Echo Acquisition, Inc., a wholly-owned subsidiary of Intersil (“Merger Sub”), entered into an Agreement and Plan of Merger (the “Merger Agreement”). Subject to the terms and conditions of the Merger Agreement, Elantec will merge with and into Merger Sub, with Merger Sub to survive the merger as a wholly-owned subsidiary of Intersil (the “Merger”). Under the terms of the Merger Agreement, Intersil will exchange 1.24 shares of Intersil Class A Common Stock and $8.00 in cash for each outstanding share of Elantec. Intersil will issue approximately 28.9 million shares and approximately $186.5 million in cash for all issued and outstanding shares of Elantec and will assume Elantec’s outstanding employee stock options. Following the Merger, current Elantec stockholders will own approximately 23% and current Intersil stockholders will own approximately 77% of the combined company’s shares. Stockholders of Elantec holding approximately 2% of the outstanding stock of Elantec have agreed to vote in favor of the merger and stockholders of Intersil holding approximately 2% of the outstanding stock of Intersil have agreed to vote in favor of the merger.

     The Merger will be structured to qualify as a tax-free reorganization and will be accounted for as a purchase. Upon the close of the Merger, Richard M. Beyer, Elantec’s President and CEO, will become President and CEO of Intersil, and Mr. Beyer and current Elantec Chairman James V. Diller will join Intersil’s Board of Directors.

     The consummation of the Merger is subject to the approval of the stockholders of Elantec and Intersil, receipt of necessary approvals under United States and applicable foreign antitrust laws, SEC clearance and other customary closing conditions.

     The foregoing description is not a description of all of the material terms of the transaction. You should read the documents that are attached as exhibits to this report for a more complete understanding of the transaction.

Item 7: Financial Statements and Exhibits.

     (c)  Exhibits.

2.01	Agreement and Plan of Merger dated March 10, 2002, by and among Intersil Corporation, Echo Acquisition, Inc. and Elantec Semiconductor, Inc.

2.02	Form of Voting Agreement dated March 10, 2002, by and among Intersil Corporation, Echo Acquisition, Inc., Elantec Semiconductor, Inc. and each of certain individual stockholders of Elantec Semiconductor, Inc.

2.03	Form of Voting Agreement dated March 10, 2002, by and among Intersil Corporation, Echo Acquisition, Inc., Elantec Semiconductor, Inc. and each of certain individual stockholders of Intersil Corporation.

2.04	Form of Affiliate Agreement dated March 10, 2002, by and between Intersil Corporation and each of certain individual stockholders of Elantec Semiconductor, Inc.

99.01	Press Release dated March 10, 2002.

2

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 12, 2002

ELANTEC SEMICONDUCTOR, INC.

By:	/s/ Brian McDonald

Brian McDonald Vice President, Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number

2.01	Agreement and Plan of Merger dated March 10, 2002, by and among Intersil Corporation, Echo Acquisition, Inc. and Elantec Semiconductor, Inc.

2.02	Form of Voting Agreement dated March 10, 2002, by and among Intersil Corporation, Echo Acquisition, Inc., Elantec Semiconductor, Inc. and each of certain individual stockholders of Elantec Semiconductor, Inc.

2.03	Form of Voting Agreement dated March 10, 2002, by and among Intersil Corporation, Echo Acquisition, Inc., Elantec Semiconductor, Inc. and each of certain individual stockholders of Intersil Corporation.

2.04	Form of Affiliate Agreement dated March 10, 2002, by and between Intersil Corporation and each of certain individual stockholders of Elantec Semiconductor, Inc.

99.01	Press Release dated March 10, 2002.